Exhibit 10

CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption “Independent Auditors” in this Registration Statement on Form N-1A under the Investment Company Act of 1940 (File No. 811-10089) of Fund Asset Management Master Trust and to the incorporation by reference therein of our reports, dated August 20, 2002 with respect to the financial statements of Low Duration Master Portfolio and Total Return Bond Master Portfolio for the year ended June 30, 2002.

/s/ Ernst & Young LLP

MetroPark, New Jersey October 24, 2002